UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2009
Flagstar Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Michigan	1-16577	38-3150651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5151 Corporate Drive, Troy, Michigan	48098
(Address of principal executive offices)	(Zip Code)
(248) 312-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1

Item 8.01. Other Events.
On December 14, 2009, Flagstar Bancorp, Inc. (the “Company”) announced that it intended, subject to certain conditions, to conduct a rights offering with its stockholders of record on December 24, 2009.
On December 31, 2009, the Company issued a press release in which it announced the commencement of the rights offering. The Company further announced that its request to modify the previously disclosed restriction on brokered deposits to allow for CDARS deposits has been granted. The Company also is continuing discussions with its regulators about any additional regulatory restrictions that may be imposed. While an agreement has not yet been formalized, the Company believes, based on recent discussions with its regulators, that any additional restrictions will not be material or constrain management’s ability to implement and execute its current business plan. Accordingly, although there can be no assurance, the Company believes that it will close the rights offering and raise at least $300 million.
The information contained in this Item 8.01, including the press release contained as Exhibit 99.1 hereto, which is incorporated herein by reference, is being filed with the Securities and Exchange Commission and not furnished.
The rights offering will be made only by means of a prospectus. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Matters discussed in this Current Report on Form 8-K contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve substantial risks and uncertainties, including, but not limited to, the risk that, because of business, economic or market conditions or for any other reasons within the Company’s discretion, the Company may decide not to pursue the rights offering on the terms proposed, if at all, and that the rights offering may not be consummated. In addition to the risks and uncertainties identified above, reference is also made to other risks and uncertainties detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing risks and uncertainties are not exclusive.
Item 9.01 Financial Statements and Exhibits
     (d) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description
99.1	Press Release, dated December 31, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLAGSTAR BANCORP, INC.
Dated: December 31, 2009	By:	/s/ Paul D. Borja
Paul D. Borja
Executive Vice-President and Chief Financial Officer